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                                                                    EXHIBIT 10.2
                     FIRST AMENDMENT TO CONSULTING AGREEMENT



         This First Amendment to the Consulting Agreement (the "Amendment") is made on this _31st__ day of January, 2001 by and between Apollo Advisors, L.P. ("Apollo") and Florsheim Group Inc. (f/k/a The Florsheim Shoe Company) ("Florsheim").

                                   WITNESSETH:

         WHEREAS, on November 16, 1994, Apollo and Florsheim entered into that certain Consulting Agreement ("Agreement"), with an initial duration period of one year; and

         WHEREAS, the Agreement has been automatically renewed annually since December 31, 1995; and

         WHEREAS, the Agreement provides for the payment of a fee for each full fiscal year to Florsheim at the annual rate of $400,000 (the "Annual Fee"); and

         WHEREAS, Apollo is the owner of certain securities of Florsheim; and

         WHEREAS, Florsheim, BT Commercial Corporation, LaSalle Bank National Association and Dime Commercial Corp. (BT Commercial Corporation, LaSalle Bank National Association and Dime Commercial Corp. being hereafter referred to as the "Lenders") are parties to that certain Credit Agreement dated as of August 23, 1999, as amended from time to time (the "Credit Agreement"); and

         WHEREAS, on or about November 15, 2000, the Lenders agreed to make available to Florsheim $15,000,000 in additional Revolving Loans in respect of the Plan Distribution Availability (the "PDA Loans") pursuant to that certain Third Amendment to the Credit Agreement dated as of November 15, 2000 (the "Third Amendment"); and

         WHEREAS, the Third Amendment amended Section 8.9 of the Credit Agreement by adding, among other things, a prohibition of the payment of the Annual Fee to Apollo commencing October 1, 2000 and ending upon the Expiration Date (as defined therein); and

         WHEREAS, Apollo is willing to waive said Annual Fee in that Apollo has derived substantial and continuing benefit from the extension of the PDA Loans.

         NOW THEREFORE, in consideration of the benefits derived by Apollo and other good and valuable consideration, the adequacy of which is hereby acknowledged, the parties hereto agree as follows:

         SECTION 1 DEFINITIONS. Unless otherwise defined herein, all capitalized terms shall have the meanings given to them in the Credit Agreement.

         SECTION 2 AMENDMENT TO AGREEMENT.

         Section 4 of the Agreement is hereby amended by inserting the following sentence at the end of the paragraph:

         "Notwithstanding the foregoing, the Advisor agrees to waive the above described annual fee of $400,000 commencing October 1, 2000, and ending upon the Expiration Date, as said term is defined in that certain Credit Agreement dated as of August 23, 1999 between Florsheim and BT Commercial Corporation, LaSalle Bank National Association and Dime Commercial Corp., as amended from time to time."


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         SECTION 3 FULL FORCE AND EFFECT. Except as herein amended, the
Agreement shall remain in full force and effect.

         SECTION 4 COUNTERPARTS. This Amendment may be executed in two or more counterparts, each of which shall be deemed to be an original, but all of which together shall constitute one and the same document.

         IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed and delivered in New York by their proper and duly authorized officers as of the date first set forth above.

                                                  FLORSHEIM GROUP INC.


                                                  By: /s/ Thomas P. Polke
                                                      ---------------------
                                                      Thomas P. Polke
                                                      Executive Vice President
                                                      Chief Financial Officer



                                                     APOLLO ADVISORS, L.P.


                                                     By: /s/ Josh  Harris
                                                       -------------------

                                                     Its: Vice President
                                                          ----------------